Financial Highlights As of and for the six months ended June 30, 2011 NASDAQ: CCNE August 30, 2011 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, liquidity, results of operations, future performance and business of CNB
Financial Corporation. These forward-looking statements are intended to be covered by the safe harbor for
“forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-
looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words “believes,” “expects,”
“anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,”
“outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and
“could.” Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to: (i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) changes in interest rates; (v) changes in the quality or composition of our loan and investment portfolios; (vi) adequacy of loan loss reserves; (vii) increased competition; (viii) loss of certain key officers; (ix) continued relationships with major customers; (x) deposit attrition; (xi) rapidly changing technology; (xii) unanticipated regulatory or judicial proceedings and liabilities and other costs;
(xiii) changes in the cost of funds, demand for loan products or demand for financial services; and
(xiv) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on our financial position and our results of operations.
The forward-looking statements are based upon management’s beliefs and assumptions. Any forward-
looking statement made herein speaks only as of the date of this presentation. Factors or events that could cause the our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We  undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

History of CNB Financial

1865 1934 1984 … 2005 2006 2008 2009         2010
1865:
County
National Bank
of Clearfield
established
1934:
Reorganizes
through a stock
offering to existing
depositors
1984:
Forms CNB
Financial Corporation
holding company
2005:
ERIEBANK is
formed
2005:
Purchases assets
of Holiday Consumer
Discount Company and
forms Holiday Financial
Services Corporation
2006:
Conversion
to a state banking
charter
2010:
Joseph Bower
becomes CEO after
retirement of William
Falger
2008-2009:
Receives
approval to raise $21
million via TARP;
CNB chooses not to
participate
2010: Capital
raise of $34.5
million

Chautauqua
Cataraugus
Alegary
Steuben
Chemung
Erie
Warren
McKean
Potter
Tioga
Bradford
Crawford
Forest
Cameron
Sullivan
Venango
Mercer
Lycoming
Clarion
Clinton
Jefferson
Lawrence
Clearfield
Centre
Union
Butler
Armstrong
Snyder
Beaver
Indiana
Juniata
Cambria
Blair
Allegheny
Perry
Dauphin
Westmoreland
Huntingdon
Washington
Cumberland
Fayette
Adams
York
Greene

CNB FINANCIAL CORPORATION

CNB Financial Overview
Headquarters: Clearfield, PA
Branches: 27
Assets: $1.5 billion
Loans: $822 million
Deposits: $1.25 billion
Primary Subsidiaries
CNB
Bank:
22 full-service branches, 1 loan
production office, telephone & internet banking,
centralized customer service center
ERIEBANK:
Division of CNB Bank with five full-
service branches, headquartered in Erie, PA
Holiday Financial
Services:
Consumer loan
company with eight offices

Full-service branch
Loan production office
Note:  Information and data as of June 30, 2011.

Balance Sheet
• Deposits of $1.25 billion, growth of 7% over December 31, 2010
– Transaction, money market and savings deposits equal 75% of total
• Loans of $822 million, growth of 3% over December 31, 2010
Profitability
• Net income of $7.2 million, or $0.58 per share
• Return on assets of 0.98% and return on equity of 12.4%
• Net interest margin of 3.55%
Asset Quality
• Nonperforming assets to total assets of 1.23%
• Net charge-offs to average loans of 0.22%
• Allowance for loan losses to loans of 1.43%
Capital
• Tangible common equity to tangible assets of 7.5%*
• Leverage ratio of 8.5%
• Tier 1 Risk Based Ratio of 14.0%
• Total Risk Based Capital Ratio of 15.3%
2011 Highlights

Note: Financial data as of or for the six months ended June 30, 2011.
* Please see the Appendix for a reconciliation of non-GAAP financial information.

Balance Sheet Growth * Compound annual growth rate from 2006 – June 30, 2011. 6

Earnings Per Share & Dividends
*  Compound annual growth rate from 2001-2010.

Average Annual Increase: * EPS 4.1% Div. 6.0%
$0.71
$0.95
$0.99
$0.86
$1.01
$1.08
$1.05
$0.61
$0.98
$1.06
$0.27
$0.32
$0.37
$0.47 $0.47
$0.52
$0.55
$0.57
$0.62
$0.65
$0.66 $0.66
$0.165
$0.165
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Q1 2011 Q2 2011
EPS Dividends

7.9%
6.9%
5.1%
5.1%
7.1%
7.5%
9.2%
9.7%
8.4%
7.9%
8.8%
8.5%
11.7%
11.9%
10.8%
10.7%
14.1%
14.0%
12.8%
12.9%
12.0% 12.0%
15.4%
15.3%
2006 2007 2008 2009 2010 June 30, 2011
Tangible Common Equity to Tangible Assets Leverage Ratio Tier 1 Risk Based Ratio Total Risk Based Capital Ratio
Capital Ratios

*
* Please see the Appendix for a reconciliation of non-GAAP financial information.

Deposit Composition

• 25% annual compound growth from 2006 to June 30, 2011 in transaction, money market and savings accounts
• Interest-bearing deposit cost of 1.29% (or total deposit cost of 1.11%) for the six months ended June 30, 2011
* Compound annual growth rate from 2006 – June 30, 2011.
Avg Annual Increase*
Total Deposits
13%
Jumbo CDs
2%
Retail CDs
-5%
MMDA & Savings
24%
Trans Accts
27%
9%
9%
11%
15%
16% 16%
35%
39%
47%
51%
52%
59%
37%
35%
29%
22%
18%
14%
20%
17%
14%
12%
14%
11%
0%
20%
40%
60%
80%
100%
2006 2007 2008 2009 2010 June 30, 2011
Jumbo CDs
Retail CDs
MMDA &
Savings
Trans Accts
$631
$659
$815
$957 $1,163 $1,249
$ in millions

Deposit Demographics
Source:  SNL Financial 6/30/10
County
CNB Market
Rank
Number
of
Branches
CNB
Deposits
in Market
($000)
CNB
Market
Share
(%)
Total
Deposits
in Market
($000)
Total
Population
2010
(Actual)
Clearfield 1 11 405,489 29.65 1,367,426 83,248
Erie 6 4 271,572 7.25 3,745,173 279,906
Elk 4 4 105,820 16.16 654,902 32,583
McKean 3 3 87,717 11.77 745,411 43,660
Centre 10 1 65,370 2.93 2,333,913 146,264
Warren 4 1 43,613 4.72 923,841 40,631
Cambria 11 1 42,380 1.59 2,673,207 145,348
Crawford 8 1 41,277 3.68 1,120,484 89,185
Jefferson 6 1 35,155 3.96 888,499 45,343
     Total 27 1,098,393 14,452,856 906,168

Loan Portfolio Overview

$ in millions
29% 29%
31%
31%
34%
34%
26%
27%
27%
27%
27%
29%
39%
36%
34%
33%
33%
31%
5%
8%
9%
8%
7%
7%
0%
20%
40%
60%
80%
100%
2006 2007 2008 2009 2010 June 30, 2011
Consumer and
other
Commercial,
industrial, and
agricultural
Commercial
mortgage
Residential
mortgage
$547 $600 $672 $715 $795 $822

Yield on earning assets, cost of funds and
net interest margin
6.72%
7.11%
5.23%
5.89%
4.86%
2.64%
3.51%
1.78%
2.07%
1.50%
4.27%
4.33%
4.00%
3.71%
3.55%
0%
2%
4%
6%
8%
2007 2008 2009 2010 June 30, 2011
Yield on earning assets Cost of funds Net interest margin (tax equivalent)

($ in '000s)	For the Year Ended					For the Quarter Ended	
	12/31/06	12/31/07	12/31/08	12/31/09	12/31/10	03/31/11	06/30/11
Nonaccrual	$1,619	$1,979	$3,046	$12,757	$11,926	$15,014	$16,098
90+ Days Past Due	128	395	533	584	889	666	1,909
Total Non-Performing Loans	1,747	2,374	3,579	13,341	12,815	15,680	18,007
Other Real Estate Owned	181	516	671	252	396	450	361
Total Non-Performing Assets	1,928	2,890	4,250	13,593	13,211	16,130	18,368
Non-Performing Loans / Loans	0.32%	0.40%	0.53%	1.87%	1.61%	1.98%	2.19%
Non-Performing Assets / Loans + OREO	0.35%	0.48%	0.63%	1.90%	1.66%	2.03%	2.23%
Loan Loss Reserves	$6,086	$6,773	$8,719	$9,795	$10,820	$11,224	$11,715
Reserves / Loans	1.11%	1.13%	1.30%	1.37%	1.36%	1.42%	1.43%
Reserves / Non-Performing Loans	348%	285%	244%	73%	84%	72%	65%
Net Charge-Offs (NCOs)	$888	$825	$1,841	$3,389	$4,133	$373	$496
NCOs / Average Loans	0.17%	0.14%	0.28%	0.49%	0.56%	0.19%	0.24%

CNB® FINANCIAL CORPORATION

Asset Quality Summary 13

NCOs / Average Loans
Peers include U.S. bank holding companies with assets between $1 and $3 billion for 2011, 2010, 2009, and
2008, and U.S. bank holding companies with assets between $500 million and $1 billion for 2007 and 2006.
(Source: Bank Holding Company Performance Report – www.ffiec.gov)

0.16%
0.12%
0.14%
0.30%
0.44%
0.14%
0.19%
0.12%
0.08%
0.11%
0.18%
0.70%
1.36%
1.28%
0.76%
0.02%
0.14%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2006 2007 2008 2009 2010 June
30,
2011
CCNE  - CNB Bank CCNE - Holiday Financial Services Peers

Nonperforming Loans / Loans

Peers include U.S. bank holding companies with assets between $1 and $3 billion for 2011, 2010, 2009 and
2008, and U.S. bank holding companies with assets between $500 million and $1 billion for 2007 and 2006.
(Source: Bank Holding Company Performance Report – www.ffiec.gov)
0.32%
0.40%
0.53%
1.87%
1.61%
2.19%
0.56%
1.00%
2.41%
3.50%
3.59%
3.45%
2006 2007 2008 2009 2010 June 30, 2011
CCNE Peers

Delinquent Loans/Total Loans
Peers include U.S. bank holding companies with assets between $1 and $3 billion for 2011, 2010, 2009, and 2008, and U.S. bank holding companies with assets between $500 million and $1 billion for 2007 and 2006. (Source: Bank Holding Company Performance Report – www.ffiec.gov)

Non-interest expense ratio
{Non-interest expenses divided by average assets}
Peers include U.S. bank holding companies with assets between $1 and $3 billion for 2011, 2010, 2009, and 2008, and U.S. bank holding companies with assets between $500 million and $1 billion for 2007.
(Source: Bank Holding Company Performance Report – www.ffiec.gov)
3.03%
3.19%
3.01%
2.79%
3.05%
2.24%
2.45%
2.85%
3.15%
3.09%
2.0%
2.5%
3.0%
3.5%
2007 2008 2009 2010 June 30,
2011
Peer group CNB Financial Corp.

Holiday Financial Services Corporation 18 Six months ended 2009 2010 June 30, 2011 Net income $225 $576 $402 Net chargeoffs $1,332 $889 $338 Year ended December 31, (in thousands) (in thousands)

Summary Financial Highlights

* Please see the Appendix for a reconciliation of non-GAAP financial information.
($ in millions, except per share data) Quarter Ended
2006 2007 2008 2009 2010 3/31/2011 6/30/2011
BALANCE SHEET
Assets $781 $859 $1,017 $1,162 $1,414 $1,484 $1,491
Loans $547 $600 $672 $715 $795 $793 $822
Deposits $631 $659 $815 $957 $1,163 $1,226 $1,249
Shareholders' Equity $72 $69 $62 $69 $110 $113 $122
PROFITABILITY
Net Income $9.6 $9.1 $5.2 $8.5 $11.3 $3.3 $3.9
EPS $1.08 $1.05 $0.61 $0.98 $1.06 $0.27 $0.32
Return on Average Assets 1.26% 1.12% 0.55% 0.79% 0.87% 0.91% 1.04%
Return on Average Equity 13.5% 12.8% 7.9% 12.9% 11.6% 11.8% 13.0%
Net Interest Margin 4.17% 4.27% 4.33% 4.00% 3.71% 3.53% 3.56%
Efficiency Ratio 57.7% 61.8% 65.1% 59.9% 57.9% 57.7% 55.6%
Noninterest Expense/ Avg Assets 2.87% 3.09% 3.03% 2.73% 2.43% 2.30% 2.19%
CAPITAL
Tang. Common Equity / Tang. Assets * 7.9% 6.9% 5.1% 5.1% 7.1% 6.9% 7.5%
Leverage Ratio 9.2% 9.7% 8.4% 7.9% 8.8% 8.6% 8.5%
Tier 1 Risk Based Ratio 11.7% 11.9% 10.8% 10.7% 14.1% 14.1% 14.0%
Total Risk Based Capital Ratio 12.8% 12.9% 12.0% 12.0% 15.4% 15.3% 15.3%
ASSET QUALITY
NPAs/ Assets 0.25% 0.34% 0.42% 1.17% 0.93% 1.09% 1.23%
NPAs/ Loans+OREO 0.35% 0.48% 0.63% 1.90% 1.66% 2.03% 2.23%
NCOs / Average Loans 0.17% 0.14% 0.28% 0.49% 0.56% 0.19% 0.24%
Reserves/ Loans 1.11% 1.13% 1.30% 1.37% 1.36% 1.42% 1.43%

Appendix
Non-GAAP Financial Reconciliation
Tangible common equity to tangible assets is a non-GAAP financial measure calculated using GAAP amounts. Tangible common equity is calculated by excluding the balance of goodwill and other intangible assets from the calculation of shareholders’ equity. Tangible assets is calculated by excluding the balance of goodwill and other intangible assets from the calculation of total assets. CNB believes that this non-GAAP financial measure provides information to investors that is useful in understanding our financial condition. Because not all companies use the same calculations of tangible common equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of this non-GAAP financial measure is provided below.

Quarter Ended
($ in thousands) 2006 2007 2008 2009 2010 3/31/2011 6/30/2011
Total Shareholders' Equity $72,279 $69,283 $62,467 $69,409 $109,645 $112,870 $122,230
Less Goodwill 10,821        10,821        10,821        10,821        10,821        10,821        10,821
Less Other Intangible Assets 385             285             185             85               -                   -                   -
Tangible Common Equity $61,073 $58,177 $51,461 $58,503 $98,824 $102,049 $111,409
Total Assets $780,850 $858,700 $1,016,518 $1,161,591 $1,413,511 $1,484,135 $1,491,194
Less Goodwill 10,821        10,821        10,821        10,821        10,821        10,821        10,821
Less Other Intangible Assets 385             285             185             85               -                   -                   -
Tangible Assets $769,644 $847,594 $1,005,512 $1,150,685 $1,402,690 $1,473,314 $1,480,373
Total Shareholders' Equity / Total Assets 9.26% 8.07% 6.15% 5.98% 7.76% 7.61% 8.20%
Tangible Common Equity / Tangible Assets 7.94% 6.86% 5.12% 5.08% 7.05% 6.93% 7.53%

Financial Highlights As of and for the six months ended June 30, 2011 NASDAQ: CCNE August 30, 2011